March 4, 2020

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

RE:                          Pacific Global Fund, Inc. (“Registrant”)

Definitive Proxy Statement on Schedule 14A

File No. 811-07062

Commissioners:

Submitted herewith for filing on behalf of the Registrant is one electronically formatted copy of Registrant’s definitive proxy statement on Schedule 14A under the Securities Exchange Act of 1934 relating to a Special Meeting of Shareholders of the Pacific Advisors Fund to be held on March 23, 2020.

Set forth below are the Registrant’s responses to the comments conveyed by Ms. Valerie Thomas to me via telephone on February 27, 2020, with regard to the Registrant’s preliminary proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 21, 2020, pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 (the “Proxy Statement”).  The comments appear in bold and the Registrant’s response is included immediately below each comment.  Capitalized terms not otherwise defined in this letter have the meanings assigned to them in the Proxy Statement.

1.                                      Comment.                                      In the Q&A section, in the answer to the question regarding who will pay for the costs of the proxy solicitation, legal and other costs associated with the proposal, specify what, if any, additional personal expenses shareholders may pay.

Response.                                         Registrant does not anticipate that shareholders will incur any expenses to cast their votes and, therefore, deleted the following sentence in the Q&A section, in the answer to the question regarding who will pay for the costs of the proxy solicitation, legal and other costs associated with the proposal:

Fund shareholders will pay their own expenses, such as out-of- pocket expenses, if any, associated with casting votes.

2.                                      Comment.                                      In the Proposal, in the fifth paragraph under “Summary of the Plan of Liquidation and Dissolution”, confirm that the Funds will use reasonable efforts to locate the missing shareholders to whom distributions are payable.

Response.                                         Comment complied with. Registrant has added the following sentence at the end of the fifth paragraph under “Summary of the Plan of Liquidation and Dissolution”:

The Funds will use reasonable efforts to locate all shareholders.

3.                                      Comment.                                      On the proxy cards for the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, correct the name of the Fund referenced in the Proposal on each card.

Response.                                         Registrant has revised the proxy cards accordingly.

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In response to a request from the Staff, in connection with this filing, the Registrant acknowledges the following:

•                  that the Registrant is responsible for the adequacy and accuracy of the disclosure in the filing;

•                  that Staff comments or changes to disclosure in response to Staff comments in the filing reviewed by the Staff do not foreclose the Securities and Exchange Commission (“Commission”) from taking any action with respect to the filing; and

•                  that the Registrant may not assert Staff comments as a defense in any proceeding initiated by the Commission under the federal securities laws of the United States, except to the extent otherwise legally permissible.

Please direct any question or comment regarding the definitive proxy statement to me at (818) 245-7530.

Very truly yours,

/s/ Catherine L. Henning

Catherine L. Henning
Vice President and Secretary